                                                                    Exhibit 99.1

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:

           End of Period Collection Account Balance as of Prior Payment Date:                                      268,906.93
           Available Funds:
                     Contract Payments due and received in this period                                           2,039,414.65
                     Contract Payments due in prior period(s) and received in this period                          133,542.89
                     Contract Payments received in this period for next period                                     116,021.32
                     Sales, Use and Property Tax payments received                                                 152,529.83
                     Prepayment Amounts related to early termination in this period                              1,718,019.54
                     Servicer Advance                                                                              104,032.16
                     Proceeds received from recoveries on previously Defaulted Contracts                                 0.00
                     Transfer from Reserve Account                                                                   3,147.67
                     Interest earned on Collection Account                                                           3,233.13
                     Interest earned on Affiliated Account                                                             335.00
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                       Section 5.03                                                                                      0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                       contract < Predecessor contract)                                                                  0.00
                     Amounts paid under insurance policies                                                               0.00
                     Maintenance, Late Charges and any other amounts                                                     0.00

                                                                                                                -------------
           Total Available Funds                                                                                 4,539,183.12
           Less: Amounts to be Retained in Collection Account                                                      325,078.75
                                                                                                                -------------
           AMOUNT TO BE DISTRIBUTED                                                                              4,214,104.37
                                                                                                                =============




           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                          0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances            133,542.89
                     3.      To Noteholders (For Servicer Report immediately following the Final
                             Additional Closing Date)
                                   a) Class A1 Principal and Interest                                                    0.00
                                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                0.00
                                   a) Class A3 Principal (distributed after A1 and A2 Notes mature)
                                      and Interest                                                               3,412,555.75
                                   b) Class B Principal and Interest                                                78,122.96
                                   c) Class C Principal and  Interest                                               88,245.42
                                   d) Class D Principal and Interest                                                89,069.48
                                   e) Class E Principal and Interest                                                90,709.50

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                     0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account
                             Distribution
                                   a) Residual Interest (Provided no Restricting or Amortization
                                      Event in effect)                                                               7,960.22
                                   b) Residual Principal (Provided no Restricting or Amortization
                                      Event in effect)                                                             138,498.56
                                   c) Reserve Account Distribution (Provided no Restricting or
                                      Amortization Event in effect)                                                  3,147.67
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and
                             Any Other Amounts                                                                     156,097.96
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                           16,153.96
                                                                                                                -------------
           TOTAL FUNDS DISTRIBUTED                                                                               4,214,104.37
                                                                                                                =============

                                                                                                                -------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
             Funds (if any)}                                                                                       325,078.75
                                                                                                                =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                               $2,182,541.24
            - Add Investment Earnings                                                                                3,147.67
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
            - Less Distribution to Certificate Account                                                               3,147.67
                                                                                                                -------------
End of period balance                                                                                           $2,182,541.24
                                                                                                                =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      $2,182,541.24
                                                                                                                =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Pool A                             32,106,043.96
                          Pool B                              5,586,168.06
                                                             -------------
                                                                                    37,692,212.02

Class A Overdue Interest, if any                                      0.00
Class A Monthly Interest - Pool A                               154,109.01
Class A Monthly Interest - Pool B                                26,813.61

Class A Overdue Principal, if any                                     0.00
Class A Monthly Principal - Pool A                            2,872,960.38
Class A Monthly Principal - Pool B                              358,672.75
                                                             -------------
                                                                                     3,231,633.13

Ending Principal Balance of the Class A Notes
                          Pool A                             29,233,083.58
                          Pool B                              5,227,495.31
                                                             -------------
                                                                                    -------------
                                                                                    34,460,578.89
                                                                                    =============

------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $190,972,000     Original Face $190,972,000     Balance Factor
     $ 0.947378                      $ 16.922026                18.044833%
------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                    0.00
                          Class A2                                    0.00
                          Class A3                           37,692,212.02
                                                             -------------
                                                                                    37,692,212.02

Class A Monthly Interest
                          Class A1 (Actual Number Days/360)           0.00
                          Class A2                                    0.00
                          Class A3                              180,922.62

Class A Monthly Principal
                          Class A1                                    0.00
                          Class A2                                    0.00
                          Class A3                            3,231,633.13
                                                             -------------
                                                                                     3,231,633.13

Ending Principal Balance of the Class A Notes
                          Class A1                                    0.00
                          Class A2                                    0.00
                          Class A3                           34,460,578.89
                                                             -------------
                                                                                    -------------
                                                                                    34,460,578.89
                                                                                    =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                733,797.50
                                          Pool B                127,664.49
                                                             -------------
                                                                                       861,461.99

           Class B Overdue Interest, if any                           0.00
           Class B Monthly Interest - Pool A                      3,626.18
           Class B Monthly Interest - Pool B                        630.88
           Class B Overdue Principal, if any                          0.00
           Class B Monthly Principal - Pool A                    65,667.67
           Class B Monthly Principal - Pool B                     8,198.23
                                                             -------------
                                                                                        73,865.90

           Ending Principal Balance of the Class B Notes
                                          Pool A                668,129.83
                                          Pool B                119,466.26
                                                             -------------
                                                                                    -------------
                                                                                       787,596.09
                                                                                    =============

------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,365,000       Original Face $4,365,000       Balance Factor
       $ 0.975271                    $ 16.922314                 18.043438%
------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                          Pool A                825,766.21
                                          Pool B                143,708.53
                                                             -------------
                                                                                       969,474.74

           Class C Overdue Interest, if any                           0.00
           Class C Monthly Interest - Pool A                      4,383.44
           Class C Monthly Interest - Pool B                        762.85
           Class C Overdue Principal, if any                          0.00
           Class C Monthly Principal - Pool A                    73,876.12
           Class C Monthly Principal - Pool B                     9,223.01
                                                             -------------
                                                                                        83,099.13

           Ending Principal Balance of the Class C Notes
                                          Pool A                751,890.09
                                          Pool B                134,485.52
                                                             -------------
                                                                                    -------------
                                                                                       886,375.61
                                                                                    =============

------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,910,955       Original Face $4,910,955       Balance Factor
     $ 1.047920                      $ 16.921175                 18.048946%
------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                825,766.21
                                          Pool B                143,708.53
                                                             -------------
                                                                                       969,474.74

           Class D Overdue Interest, if any                           0.00
           Class D Monthly Interest - Pool A                      5,085.34
           Class D Monthly Interest - Pool B                        885.01
           Class D Overdue Principal, if any                          0.00
           Class D Monthly Principal - Pool A                    73,876.12
           Class D Monthly Principal - Pool B                     9,223.01
                                                             -------------
                                                                                        83,099.13

           Ending Principal Balance of the Class D Notes
                                          Pool A                751,890.09
                                          Pool B                134,485.52
                                                             -------------
                                                                                    -------------
                                                                                       886,375.61
                                                                                    =============

------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,910,955       Original Face $4,910,955       Balance Factor
      $ 1.215721                     $ 16.921175                 18.048946%
------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                          Pool A                825,766.21
                                          Pool B                143,708.53
                                                             -------------
                                                                                       969,474.74

           Class E Overdue Interest, if any                           0.00
           Class E Monthly Interest - Pool A                      6,482.26
           Class E Monthly Interest - Pool B                      1,128.11
           Class E Overdue Principal, if any                          0.00
           Class E Monthly Principal - Pool A                    73,876.12
           Class E Monthly Principal - Pool B                     9,223.01
                                                             -------------
                                                                                        83,099.13

           Ending Principal Balance of the Class E Notes

                                          Pool A                751,890.09
                                          Pool B                134,485.52
                                                             -------------
                                                                                    -------------
                                                                                       886,375.61
                                                                                    =============

------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,910,955       Original Face $4,910,955       Balance Factor
      $ 1.549672                      $ 16.921175                18.048946%
------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A             1,375,784.16
                                          Pool B               239,340.61
                                                             -------------
                                                                                     1,615,124.77

           Residual Interest - Pool A                            6,765.31
           Residual Interest - Pool B                            1,194.91
           Residual Principal - Pool A                         123,126.87
           Residual Principal - Pool B                          15,371.69
                                                             -------------
                                                                                       138,498.56

           Ending Residual Principal Balance
                                          Pool A             1,252,657.29
                                          Pool B               223,968.92
                                                             -------------
                                                                                    -------------
                                                                                     1,476,626.21
                                                                                    =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                            16,153.96
            - Servicer Advances reimbursement                                          133,542.89
            - Tax, Maintenance, Late Charges, Bank
              Interest and other amounts                                               156,097.96
                                                                                    -------------
           Total amounts due to Servicer                                               305,794.81
                                                                                    =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                     36,692,924.38

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                   3,283,383.29

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                  -------------
        ending of the related Collection Period                                                                        33,409,541.09
                                                                                                                       =============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                             1,589,140.04

         - Principal portion of Prepayment Amounts                                                   1,694,243.25

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                       0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                            0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                     0.00

                                                                                                     ------------
                                         Total Decline in Aggregate Discounted Contract Balance      3,283,383.29
                                                                                                     ============


POOL B

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                     6,384,298.50

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                      0.00

     Decline in Aggregate Discounted Contract Balance                                                                    409,911.72

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                  ------------
        ending of the related Collection Period                                                                        5,974,386.78
                                                                                                                       ============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                               395,180.83

         - Principal portion of Prepayment Amounts                                                      14,730.89
                                                                                                                .
         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                       0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                            0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                     0.00

                                                                                                     ------------
                                         Total Decline in Aggregate Discounted Contract Balance        409,911.72
                                                                                                     ============

                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      39,383,927.87
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                      Predecessor
                                                                              Discounted     Predecessor  Discounted
              Lease #               Lessee Name                               Present Value  Lease #      Present Value
              -----------------------------------------------------           -------------  -----------  ---------------
              3330-003              OPEN MRI TEXAS VENTURES, LLC                $784,197.29  835-503          $438,611.25
              3309-001              OPEN MRI ILLINOIS VENTURES, LLC           $1,004,239.10  869-501          $433,977.38
                                    CASH                                         $69,086.19  878-501          $455,634.75
                                                                                             878-502          $455,364.75
                                                                                             1505-005          $73,664.45


                                                                              -------------                --------------
                                                                     Totals:  $1,857,522.58                 $1,857,252.58

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                      $1,857,252.58
              b) ADCB OF POOL A AT CLOSING DATE                                                           $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                           NO     X
                                                                                        --------------                --------------


              POOL B                                                                                      Predecessor
                                                                              Discounted     Predecessor  Discounted
              Lease #               Lessee Name                               Present Value  Lease #      Present Value
              -----------------------------------------------------           -------------  -----------  ---------------
                                    NONE






                                                                              -------------               ---------------
                                                                     Totals:          $0.00                         $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                            $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                 RATING AGENCY APPROVES)                                                                             0.00%

              *   ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
                  DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                           NO     X
                                                                                        --------------                --------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                     Predecessor
                                                                              Discounted     Predecessor  Discounted
              Lease #          Lessee Name                                    Present Value  Lease #      Present Value
              -----------------------------------------------------           -------------  -----------  ---------------
              1097-507         ADVANCED HEALTHCARE RESOURCES                    $159,644.40     1778-001       $48,984.23
              1238-501         WILLIAM F SKINNER, M.D.                          $174,282.67     1777-001      $325,671.26
              1505-005         NYDIC MEDICAL VENTURES VII, LLC                  $171,682.66     1855-001      $153,223.12
              2488-001         HYDRO-TOUCH INC.                                 $110,973.88     1949-001       $94,307.11
                               CASH                                               $5,602.11


                                                                              -------------               ---------------
                                                                     Totals:    $622,185.72                   $622,185.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
                 CONTRACTS                                                                                     622,185.72
              b) ADCB OF POOL A AT CLOSING DATE                                                           $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                            NO     X
                                                                                       --------------                 --------------


              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                               Predecessor
                                                                              Discounted     Predecessor  Discounted
              Lease #          Lessee Name                                    Present Value  Lease #      Present Value
              -----------------------------------------------------           -------------  -----------  ---------------
                               None






                                                                              -------------               ---------------
                                                                     Totals:       $0.00                            $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
                 SUBSTITUTED                                                                                        $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                            $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       0.00%

              * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                             NO     X
                                                                                       --------------                  -------------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 13, 2002


XV.    POOL PERFORMANCE MEASUREMENTS

1.                   AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
              This Month                              402,483.34             This Month                         39,383,927.87
              1 Month Prior                           482,508.87             1 Month Prior                      43,077,222.88
              2 Months Prior                          566,022.55             2 Months Prior                     51,478,357.81

              Total                                 1,451,014.76             Total                             133,939,508.56

              a) 3 MONTH AVERAGE                      483,671.59             b) 3 MONTH AVERAGE                 44,646,502.85

              c) a/b                                       1.08%

2.            Does a Delinquency Condition Exist (1c > 6%)?
                                                                                         Yes                    No         X
                                                                                             -----------------     -----------------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                      Yes                    No         X
                                                                                             -----------------     -----------------
              B. An Indenture Event of Default has occurred and is then continuing?      Yes                    No         X
                                                                                             -----------------     -----------------

4.            Has a Servicer Event of Default occurred?                                  Yes                    No         X
                                                                                             -----------------     -----------------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                           Yes                    No         X
                                                                                             -----------------     -----------------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                   covenant or obligation not remedied within 90 days?                   Yes                    No         X
                                                                                             -----------------     -----------------
              C. As of any Determination date, the sum of all defaulted contracts since the Closing date exceeds 6% of the ADCB on the Closing
                   Date?                                                                 Yes                    No         X
                                                                                             -----------------     -----------------

6.            Aggregate Discounted Contract Balance at Closing Date                  Balance $  218,254,123.54
                                                                                             -----------------

              DELINQUENT LEASE SUMMARY

                   Days Past Due         Current Pool Balance        # Leases
                   -------------         --------------------        --------
                         31 - 60                   137,508.03              25
                         61 - 90                   134,479.68              10
                        91 - 180                   402,483.34              10


Approved By:
Mathew E. Goldenberg
Vice President
Structured Finance and Securitization